                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

         [ X ]    Preliminary Proxy Statement
         [   ]    Definitive Proxy Statement
         [   ]    Definitive Additional Materials
         [   ]    Soliciting Material Pursuant to ss.240.14a-11(c)
                  or ss.240.14a-12

                         ASTRALIS PHARMACEUTICALS, LTD.
             -------------------------------------------------------
                (Name of Registrant as specified in its charter)



             -------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant


Payment of Filing Fee (Check the appropriate box):

         [ X ]    No fee required

         [   ]    Fee computed on table below per Exchange Act
                  Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                  (2) Aggregate number of securities to whic transaction applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):

                  (4)      Proposed maximum aggregate value of transaction:

                  (5)      Total fee paid:

         [   ]    Fee paid previously with preliminary materials.

         [   ]    Check box if any of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:_________________

                  (2)      Form, Schedule or Registration Statement No.:________

                  (3)      Filing Party:_________________

                  (4)      Date Filed:_________________

                         ASTRALIS PHARMACEUTICALS, LTD.
            135 Columbia Turnpike, Suite 301 Florham Park, NJ, 07932

                                  -------------

                  NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 6, 2001

TO THE SHAREHOLDERS OF ASTRALIS PHARMACEUTICALS, LTD.:

         NOTICE IS HEREBY GIVEN, that the Special Meeting (the "Meeting") of shareholders (the "Shareholders") of Astralis Pharmaceuticals, Ltd. (the "Company") will be held at 10:30 A.M. on December 6, 2001 at the offices of Riker, Danzig, Scherer, Hyland & Perretti, LLP, at Headquarters Plaza, One Speedwell Avenue, Morristown, NJ,07692 for the following purposes:

1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, the purpose of which is to change the state of incorporation of the Company from Colorado to Delaware (the "Reincorporation"). In connection with this proposal, shareholders may be entitled to assert dissenters' rights pursuant to Colorado Business Corporation Act, Sections 7-113-101 through 7-113-302, inclusive, which are described in the accompanying Proxy Statement.

         Shareholders of record at the close of business on November 21, 2001 are entitled to notice of and to vote at the meeting.

         In order to ensure a quorum, it is important that Shareholders representing a majority of the total number of shares issued and outstanding and entitled to vote be present in person or represented by their proxies. Therefore, whether you expect to attend the meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the meeting and prefer to vote in person, you can revoke your proxy.

         In addition, please note that abstentions are included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a proposal.

By Order of the Board of Directors,

/s/ Mike Ajnsztajn
Mike Ajnsztajn
President and Director
November 16, 2001

                         ASTRALIS PHARMACEUTICALS, LTD.
            135 Columbia Turnpike, Suite 301 Florham Park, NJ, 07932

                           PRELIMINARY PROXY STATEMENT

                         -------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 10, 2001


         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Astralis Pharmaceutical, Ltd. (the "Company"), for use at the 2001 Special Meeting of Shareholders of the Company (the "Meeting") to be held on December 6, 2001 at 10:30 A.M. at the offices of Riker, Danzig, Scherer, Hyland & Perretti, LLP at Headquarters Plaza, One Speedwell Avenue, Morristown, NJ 07692 and at any continuation and adjournment thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting. This statement, the accompanying Notice of Meeting and form of Proxy have been first sent to the Shareholders on or about November 28, 2001.

         In addition, please note that abstentions are included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a proposal.

         All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the shareholder's directions, and unless contrary directions are given, will be voted for the proposals described below.

                             OWNERSHIP OF SECURITIES

         Only shareholders of record at the close of business on November 21, 2001 are entitled to vote at the Meeting. As of November 16, 2001, there were issued and outstanding 37,576,179 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting.

                 QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING

What is being voted on at the Meeting?

         Our board of directors is asking shareholders to consider one item at this Special Meeting of Shareholders:

         To approve the Merger Agreement attached hereto as Exhibit A as executed by and between the Company and Astralis Ltd., a Delaware corporation, on November ___, 2001 and all transactions and developments contemplated thereby.

What are the main terms of the merger with Astralis Ltd.?

         We are currently governed by Colorado law. We are proposing the merger with Astralis Ltd. solely to re- incorporate under Delaware law. We need at least a majority of the votes entitled to be cast to approve the merger for it to be adopted. If the merger is adopted:

         We will merge with and into Astralis Ltd., a Delaware corporation. Astralis Ltd. will be the surviving corporation in the merger.

         We will do business under the name of "Astralis Ltd."

         Our business, directors, management, fiscal year, assets or liabilities or the location of our principal executive offices will not change as a result of the merger.

          We will be governed by Delaware law and by the certificate of incorporation and bylaws of Astralis, Ltd., which are substantially similar to our certificate of incorporation and bylaws and are attached to this proxy statement as Exhibits B and C, respectively, with the exception that the number of shares of common stock that we may issue will increase to seventy-five million (75,000,000).

          Unless you exercise your dissenters' rights under Colorado law, you will automatically become a shareholder of Astralis Ltd. A copy of the applicable statutory provisions under Colorado law that govern dissenters' rights is attached to this proxy statement as Exhibit D.

The proposed merger with Astralis, Ltd. is discussed in more detail in "PROPOSAL NO. 1 - APPROVAL OF THE MERGER AGREEMENT" below.

What rights do I have if I am opposed to the merger?

         You have dissenting shareholders' rights to have your shares of stock redeemed at fair value if you dissent to the merger and if you follow the procedures that are explained in more detail in "Item 3. Dissenters' Rights of Appraisal" below. A copy of the statutory provisions under Colorado law that govern dissenters' rights are attached to this proxy solicitation statement as Exhibit D.

Who can vote at the Meeting?

         Our board of directors has set November 21, 2001 as the record date for the Meeting. Only persons holding shares of our common stock of record at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each share of our common stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. On the record date there were 37,576,179 shares of our common stock outstanding held by a total of 62 shareholders of record.

What constitutes a quorum for the Meeting?

         According to Colorado law, we need one-third of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld in order to have a quorum. Shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. The shares held by the former members of Astralis, LLC, with which we recently engaged in an exchange, suffice for a quorum to be met, and we have been informed by the former members that they will be present, whether in person or by proxy, at the Meeting.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

         Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

The Merger.

         The approval of the merger with Astralis Ltd., requires the affirmative vote of a majority of our outstanding votes that are entitled to be cast at the Meeting. The shares of stock held by the former members of Astralis, LLC represent enough votes to approve this proposal and they have informed us that they intend to approve the merger.

Other Matters.

         If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

         Votes cast by proxy will be tabulated by an automated system administered by Corporate Stock Transfer, Inc., our transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent person that we will appoint to act as election inspector for the Meeting.

ITEM 3.                     DISSENTERS' RIGHTS OF APPRAISAL

Dissenters' Rights Description

         Under the Business Corporation Act of Colorado (the "CBCA"), any holder (the "Shareholder") of shares of Astralis Pharmaceuticals, Ltd. (the "Company," or "Astralis-CO," as appropriate) stock who does not wish to accept the merger (the "merger") with Astralis Ltd. (the "Company" or "Astralis-DE," as appropriate) has the right to dissent and to seek an appraisal of, and to be paid the fair value for, his or her shares of Common Stock, as determined by an appraiser, and provided that the holder fully complies with all applicable provisions of Article 113, Title 7, of the CBCA. A copy of Article 113 of the CBCA has been attached hereto as Exhibit D.

         Ensuring that appraisal rights are properly perfected can be complicated. The procedural rules are specific and must be followed precisely. Failure to comply with the procedure may cause a termination of the appraisal rights. The following information is intended as a brief summary of the material provisions of the statutory procedures shareholders must follow to perfect their appraisal rights, and is qualified in its entirety by reference to Article 113 of the CBCA. Please review Article 113 for the complete procedure.

         The shareholders of the Company are entitled to vote on the proposed Merger and, if they choose to dissent, have a right to receive fair value for their shares under Colorado law. A shareholder of the Company that wishes to assert its dissenters' rights must cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated, and must not vote in favor of the proposed corporate action.

         If the Merger is authorized, the Company shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares of stock no later than ten days after the effective date of the corporate action creating dissenters' rights. The written dissenters' notice shall state that the corporate action was authorized and state the effective date or proposed effective date of the corporate action; shall state an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited; shall inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; shall supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made; shall set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than 30 days after the written dissenters' notice is given; and shall be accompanied by a copy of the article of Colorado law governing dissenters' rights.

         A shareholder of the Company that wishes to assert its dissenters' rights must deliver a payment demand to the Company and must deposit the shareholder's certificates for certificated shares. Unless the Company fails to provide notice to the shareholders of the Company of its dissenting shareholder rights or fails to pay for the shares on a timely basis, the demand for payment and deposit of certificates are irrevocable. The Company will pay, at the address shown on the Company's current record of shareholders, the amount the Company estimates to be the fair value of the dissenter's shares, plus accrued interest. The Company will, within 60 days, provide with the payment a copy of the Company's balance sheet as of the end of the most recent fiscal year and a statement of the Company's estimate of the fair value of the shares, an explanation of how interest was calculated and a statement of the dissenters' right to demand additional payment if the dissenter believes the amount paid is less than the fair value of the shares. The dissenter waives the right to demand payment unless such dissenter provides the Company notice within 30 days after the Company offered payment for the dissenter's shares.

         If you elect to exercise your right to dissent, you should send the notice of election to:

         Astralis Pharmaceuticals, Ltd., c/o Douglas A. Satzger, Esq. Riker, Danzig, Scherer, Hyland, & Perretti, LLP
         Headquarters Plaza
         One Speedwell Avenue
         Morristown, NJ 07692-1981

ITEM 4.                 PERSONS MAKING THE SOLICITATION

         The Company is making the solicitation, and has not been given written notice by the Board of Directors that the Board intends to oppose the Proposal to be placed before the Shareholders. The Company will bear the costs associated with mailing this Proxy Statement to the Shareholders.


ITEM 5.                 INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         The Company is not aware of any interest that would be substantially affected through the Merger, whether adversely or otherwise.


ITEM 6.                 PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of the date of November 16, 2001, the names and beneficial ownership of the Company's Common Stock beneficially owned, directly or indirectly, by (i) each person who is a director or executive officer of the Company, (ii) all directors and executive officers of the Company as a group, and, to the best knowledge of the Company, (iii) all holders of 5% or more of the outstanding shares of Common Stock of the Company. As of November 16, 2001, there were 37,576,179 shares of Common Stock outstanding. Unless otherwise noted, the address of each individual listed below is care of the Company at 135 Columbia Turnpike, Suite 301, Florham Park, NJ, 07932.

                                  Common Stock

                                                  Number of shares of Common Stock         Percentage of Common Stock
Name                                                       Beneficially Owned(1)                 Beneficially Owned(2)
----                                                       ---------------------                 --------------------
Dr. Jose Antonio O'Daly                                                 13,915,000                             37.03%
Mike Ajnsztajn                                                           8,855,000                             23.57%
Gaston Liebhaber                                                         2,530,000                              6.73%
Gina Tedesco(3)                                                              - - -                              - - -
All Officers and
Directors as a Group (4 persons)                                        22,770,000                             67.33%

(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and generally includes voting or investment power with respect to securities. Except as indicated by footnotes and subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by him.

(2) Figures may not add up due to rounding in the calculation of individual percentages.

(3) Gina Tedesco is the wife of Mr. Ajnsztajn. Ms. Tedesco disclaims beneficial ownership of the shares of Common Stock held by Mr. Ajnsztajn.

                                 Preferred Stock

         The Company is authorized to issue 3,000,000 shares of preferred stock (the "Preferred Stock"). As of the date hereof, there are no shares of Preferred Stock outstanding. If, however, the Investment (as described under Item 7 - Certain Relationships and Related Transactions) is completed, Astralis Ltd. would issue up to 2,000,000 shares of Preferred Stock. These shares of Preferred Stock would be convertible into shares of common stock.

ITEM 7.                    DIRECTORS AND EXECUTIVE OFFICERS


Legal Proceedings
         None of the Company's directors or executive officers is involved in or subject to any pending legal proceedings, whether material or otherwise, against the Company. None of the directors or executive officers has an interest, material or otherwise, against the Company.

Directors, Executive Officers, Promoters and Control Persons
         The names, ages and positions of the Company's directors and executive officers are as follows:


Name                             Age          Position
----                             ---          --------
Dr. Jose Antonio O'Daly          58           Chairman of the Board of Directors
Mike Ajnsztajn                   37           President and Director
Gaston Liebhaber                 63           Senior Vice President
Gina Tedesco                     38           Chief Financial Officer

         There are no familial relationships among the Company's directors and/or executive officers, with the exception that Mr. Ajnsztajn and Ms. Tedesco are married. Directors hold office until the next annual meeting of our shareholders or until their respective successors have been elected and qualified. Officers serve at the pleasure of the Board of Directors. The officers and directors of Astralis-CO will become the officers and directors of Astralis-DE upon the effectiveness of the Merger.

Dr. Jose Antonio O'Daly, MD, PhD. Dr. O'Daly is the President and sole founder of Center for Research and Treatment for Psoriasis in Caracas, Venezuela. Dr. O'Daly is also the Director and Head of Research of the Microbiology Center of the Venezuelan Institute of Scientific Research. Dr. O'Daly attended the Central University of Venezuela, Caracas receiving his Doctor of Medical Sciences in 1968. In 1971, Dr. O'Daly earned a Doctorate of Philosophy from the Johns Hopkins University in Baltimore, Maryland. Dr. O'Daly is an honorary member of the Venezuelan Medical Academy. Dr. O'Daly has dedicated the last 15 years of his life working on a cure for psoriasis.

Mike Ajnsztajn. Mike Ajnsztajn is the founder and President of Blowtex, a Brazilian condom manufacturer started in 1988. Blowtex is an ISO 9001 certified company that currently accounts for 20% of condom sales in Brazil. Mr. Ajnsztajn is also co-founder of Opus International, a New Jersey based Import/Export Company that distributes hospital examination gloves and raw materials for the latex industry. In addition, Opus International also provides business-consulting services. Mr. Ajnsztajn gained 15 years of extensive experience in the pharmaceutical industry while working for Rhone Poulenc as both an Export Manager for the Far East based in France, and as the Marketing Director based in China.

Gaston Liebhaber. Mr. Liebhaber has 35 years of experience in the pharmaceutical industry. Mr. Liebhaber founded Fundafarmacia in Caracas, Venezuela, a non-profit organization that distributes medicine at discounted prices to the poor and homeless. Fundafarmacia is the biggest pharmacy chain in Venezuela. Currently, Mr. Liebhaber is the Managing Director of Latin America of Sankyo Pharmaceutical, one of the largest Japanese pharmaceutical companies, based in Venezuela. He is also the President of the Venezuelan Association of Pharmaceutical Companies. Mr. Liebhaber has received several honorary medals and prizes from the Venezuelan government.

Gina Tedesco. Ms. Tedesco is the President and co-founder of Opus International. Ms. Tedesco has extensive experience in the pharmaceutical industry and in all aspects of finance and business planning. During her 10-year tenure with Rhone Poulenc, Ms. Tedesco held various positions ranging from controller for the European pharmaceutical subsidiaries to Director of Finance and Investor Relations for a Brazilian subsidiary. Ms. Tedesco obtained an MBA in International Business from George Washington University and completed a Certificate Program at Farleigh Dickinson University earning an MBA in International Finance.

         None of the Company's directors or executive officers has in the last five years: (i) been convicted of or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such laws or (iii) nor has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

Certain Relationships and Related Transactions

         The Company recently completed an exchange (the "Exchange") effectuated pursuant to a certain Contribution Agreement (the "Contribution Agreement") with Astralis, LLC ("Astralis, LLC"), a New Jersey limited liability company, whereby all the membership interests of Astralis, LLC (the "Membership Interests") were exchanged for an aggregate of twenty-eight million (28,000,000) shares of common stock of Hercules Development Group, Inc. ("Hercules"), the Company's predecessor and six million, three hundred thousand (6,300,000) warrants to purchase such shares of common stock. Such shares of common stock became shares of common stock (the "Common Stock") upon the effectiveness of the Exchange, and such warrants (the "Exchange Warrants") became warrants to purchase shares of Common Stock. The Contribution Agreement was executed by and among Astralis, LLC, Hercules and the members of Astralis, LLC (see below) and was approved by Hercules' shareholders at a special meeting on November 1, 2001 (the "November Meeting") in New York, NY. As a result of the approval of the Exchange, Hercules' officers and directors resigned their positions, all but twenty thousand (20,000) of Hercules' principal shareholder's shares of common stock were canceled and extinguished and the Company changed its name to Astralis Pharmaceuticals, Ltd. Pursuant to the rules and regulations promulgated under the Exchange Act, the Company caused to be filed a preliminary and definitive Proxy Statement on Schedule 14A with the Commission, which definitive Proxy Statement was mailed to the shareholders of the Company in connection with the November Meeting. The Proxy Statement on Schedule 14A, including the Contribution Agreement and certain other exhibits, is available for public inspection at the Commission's Web site (please see http://www.sec.gov/edgar/searchedgar/formpick.htm).

         In connection with but prior to the consummation of the Exchange, the Company also engaged in a private placement (the "Offering") through a confidential private placement memorandum (the "CPPM"), whereby it placed units (the "Units") of its shares of common stock (referred to hereinafter as the "Common Stock") and certain warrants (the "Offering Warrants"). The Common Stock and the Offering Warrants issued pursuant to the Offering, together with the Exchange Shares, equal approximately 80% of the outstanding shares of Common Stock. Subsequent to the Exchange and the Offering, the Company currently has thirty-seven million, five hundred seventy-six thousand, one hundred and seventy-nine (37,575,179) shares of Common Stock issued and outstanding as well as an aggregate of six million, seven hundred ninety thousand, two hundred and thirty-seven (6,790,237) warrants to purchase shares of Common Stock, consisting of the six million three hundred thousand (6,300,000) Exchange Warrants, four hundred fifteen thousand, two hundred and thirty-seven (415,237) Offering Warrants and an additional seventy-five thousand (75,000) warrants (the "Note Warrants") issued to the holders of certain notes (see below) recently repaid by the Company (collectively, the "Warrants"). Since all such Warrants are immediately exercisable, the number of the Company's issued and outstanding shares of Common Stock on a fully diluted basis is forty-four million, three hundred sixty-six thousand, four hundred and sixteen (44,366,416). None of the Company's officers or directors own any Warrants.

         On September 1, 2001, Richard Genovese, David Stevenson, Grizzly Consulting Ltd., Wolver Limited and Logarithmic, Inc. (collectively, the "Members") purchased units from Astralis, LLC, consisting of an aggregate of 2,700,000 Membership Interests in Astralis, LLC, and 6,300,000 options to purchase additional Membership Interests in Astralis, LLC for a purchase price of $1.60 per Membership Interest. The aggregate purchase price for such units was $1,350,000. Pursuant to the recently consummated Contribution Agreement executed by and among Astralis, LLC, Hercules Development Group, Inc. and the Members, the afore-mentioned units were exchanged for an aggregate of 2,700,000 shares of Common Stock and 6,300,000 warrants to purchase Common Stock for a purchase price of $1.60 per share.

         The Company has executed an Investment Banking and Advisory Agreement with HMA Associates, Inc. ("HMA") pursuant to which HMA shall provide ongoing investment banking and corporate consulting services to the Company for a period of 2 years from the closing of the exchange (the "Exchange") that was recently consummated by and between Astralis, LLC and Hercules, the Company's predecessor. In consideration for HMA's services under such Agreement, the Company shall pay HMA an aggregate of $144,000, payable in 24 equal monthly installments of $6,000. The Company also paid HMA an investment banking fee in the amount of $100,000, payable out of the proceeds of the Offering.

         During April of 2001, the Company issued two promissory notes of $100,000 and $50,000 to unrelated third parties (the "Promissory Notes"). The Promissory Notes carried a 10% interest rate and had a maturity date of the earlier of September 1, 2001, or the date that the Company completes an acquisition of a private company. In addition to the Promissory Notes, the Company granted the lenders of the Promissory Notes 75,000 warrants to purchase Common Stock at a purchase price of $1.75 per share. During October 2001, the Company issued one promissory note of $50,000 to an unrelated third party. The aforementioned note carried an interest rate of 10% and had a maturity date of the earlier of November 5, 2001or the closing of the Exchange. The loans were repaid out of the proceeds of the Offering.

         The Company is currently in negotiations with a European_based pharmaceutical company for the purposes of a significant strategic investment (the "Investment") in Astralis Ltd. If the Investment is completed, Astralis Ltd. will issue to the strategic investor up to 2,000,000 shares of Preferred Stock that shall immediately be convertible into up to 8,000,000 shares of common stock, subject to adjustment. The series of Preferred Stock will also include provisions regarding Astralis Ltd.'s corporate governance and allow the holders of the Preferred Stock to elect one member to Astralis Ltd.'s Board of Directors. The Company also contemplates that Astralis Ltd. will engage the strategic investor for services related to the testing and development of Psoraxine. The Company cannot assure shareholders that the Investment will be completed. A shareholder vote is not required in connection with the Investment.

Compliance with Section 16(a) of the Exchange Act

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding ten percent or more of the Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "Commission"). Specific due dates for these reports have been established. During the year ended December 31, 2000, the Company does not believe that all reports required to be filed by Section 16(a) were filed on a timely basis, but has been apprised that they soon will be filed.

Committees of the Board of Directors

         The Company does not presently have a standing Audit, Compensation or Nominating Committee, though it anticipates forming an audit committee and a compensation committee subsequent to the Merger to which, among other things, this Schedule 14A relates.

Meetings of the Board of Directors

         During fiscal 2000, the Company held two (2) meetings of the Board of Directors. To the best of the Company's knowledge as represented by the signatories hereto, none of its directors failed to attend twenty-five percent (25%) or more of such meetings.

Resignations from the Board of Directors

         Messrs. Garthwaite and Scott served as the President/Chief Executive Officer/Treasurer and Secretary, respectively, and directors of Hercules from the date of its inception on June 30, 1999, until their resignations on February 28, 2001. Mr. Shai Stern, the Company's former Chief Executive Officer and Sole Director and Mr. Steve Harrington, its Vice President, resigned upon the effectiveness of the Exchange.

ITEM 8.                   COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid by the Company and its predecessors during each of the last three fiscal years to its Chief Executive Officer and to each of its four most highly compensated executive officers, if any.

                           Summary Compensation Table

                                  Annual Compensation ($)                         Long Term Compensation
                                  -----------------------                         ----------------------
                                                                            Awards                   Payouts
                                                                            ------                   -------
Name and                                               Other Annual              Securities      LTIP        All Other
Principal Position          Year  Salary    Bonus      Compensation              Underlying   Payouts     Compensation
------------------          ----  ------    -----      ------------                           -------     ------------
                                                                            Options/SARs(#)
                                                                            ---------------
Shai Stern                  2001     - - -   - - -            - - -                   - - -     - - -            - - -
CEO, President and
Sole Director
Steve Harrington            2001     - - -   - - -            - - -                   - - -     - - -            - - -
Vice President
Peter Garthwaite            2001     - - -   - - -            - - -                   - - -     - - -            - - -
CEO, President and          2000     - - -   - - -            - - -                   - - -     - - -            - - -
Director                    1999     - - -   - - -            - - -                   - - -     - - -            - - -
Bradley Scott               2001     - - -   - - -            - - -                   - - -     - - -            - - -
Secretary and Director      2000     - - -   - - -            - - -                   - - -     - - -            - - -
                            1999     - - -   - - -            - - -                   - - -     - - -            - - -

         No cash compensation has been awarded to, earned by or paid to either Mr. Peter J. Garthwaite, who served as our President/Chief Executive Officer/Treasurer, director and part-time employee, and Mr. Bradley A. Scott, who served as our Secretary, director and part-time employee, from the date of our inception on June 30, 1999, through February 28, 2001. Mr. Shai Stern succeeded Mr. Garthwaite as the President, the Chief Executive Officer and a director of the Company on February 28, 2001. The size of the Board of Directors was reduced to one member and no officers other than Mr. Stern were elected on February 28, 2001. Mr. Harrington became the Company's Vice President on April 9, 2001. Neither Mr. Stern nor Mr. Harrington received any compensation in any form for their services to the Company. Both resigned pursuant to the Contribution Agreement.

         At a special meeting of the Board of Directors of the Company held on November 13, 2001, Dr. Jose Antonio O'Daly and Mike Ajnsztajn were appointed to serve as Directors of the Company. Dr. Jose Antonio O'Daly was appointed to serve as the Company's Chairman of the Board of Directors, Mike Ajnsztajn was appointed to serve as the Company's President and Director, Gaston Liebhaber was appointed to serve as the Company's Senior Vice President and Gina Tedesco was appointed to serve as the Company's Chief Financial Officer and Secretary. Dr. Jose Antonio O'Daly is being paid an annual salary of $150,000 for serving as the Company's Chairman of the Board of Directors. Mike Ajnsztajn is being paid an annual salary of $150,000 for serving as the President of the Company and Gaston Liebhaber and Gina Tedesco are being paid an annual salary of $84,000 for serving as the Company's Chief Financial Officer and Senior Vice President respectively. The Company has agreed to pay Dr. Jose Antonio O'Daly, Mike Ajnsztajn and Gaston Liebhaber deferred compensation for their services rendered to Astralis LLC prior to the Exchange in the amounts of $50,000, $50,000 and $28,000 respectively.

         The Company does not provide its officers or employees with pension, stock appreciation rights, long-term incentive or other plans and has no present intention of implementing any of these plans, with the exception of the 2001 Plan. In the future, the Company may offer stock options to employees, non-employee members of the Board of Directors and/or consultants; however, no options have been granted as of the date hereof. It is possible that the Company may in the future establish various executive incentive programs and other benefits, including reimbursement for expenses incurred in connection with its operations, company automobiles and life and health insurance but none has yet been granted. The provisions of these plans and benefits will be at the discretion of the Board of Directors.

Compensation of Directors

         The Company's Directors receive no compensation pursuant to any standard arrangement for their services as directors.

Employment Agreements

         The Company has no employment agreement with any of its current officers or directors.

Indemnification

         The Company's Articles of Incorporation include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against those persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which they shall be determined not to have acted in good faith and in the Company's best interests. With respect to matters as to which the Company's officers, directors and others are determined to be liable for misconduct or negligence, including gross negligence, in the performance of their duties to the Company, the Articles of Incorporation provide for indemnification only to the extent that the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification for those expenses that the court deems proper.

         The Company's Bylaws provide the power to indemnify any director, officer, employee or agent of the Company or any person serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the laws of the State of Colorado.

         Under Colorado law, the Company may indemnify its officers and directors for various expenses and damages resulting from their acting in those capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to the officers, directors or persons controlling the Company pursuant to those provisions, counsel has informed the Company that, in the opinion of the Commission, indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 14.               MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Item 14 b.  Transaction Information

                               Summary Term Sheet

         We intend to merge with Astralis Ltd. in a transaction, referred to herein as the Merger, in which Astralis Ltd. will be the surviving corporation and our separate corporate existence will cease. The following are some of the questions about the Merger you, as one of our shareholders, may have and answers to those questions. We urge you to read this Proxy Statement, including the Merger Agreement attached hereto as Exhibit A, carefully because the information in this summary is not complete.

Who Are We Merging with?

We are merging with Astralis Ltd. through the Merger.

Has the Board of Directors Approved the Merger?

Yes. The Merger Agreement was executed on November __, 2001. Our board of directors approved the Merger Agreement, and all the transaction contemplated thereby as executed and resolved to seek Shareholder approval therefor on November __, 2001. One of the transactions referred to immediately above is the change in our name to Astralis Ltd..

How will the Merger work?

The Merger will be a very simple, straight-forward transaction. We will merge with and into Astralis Ltd. We will cease to exist as a separate entity. Astralis Ltd. will be the surviving corporation. Our name will immediately thereafter be changed to Astralis Ltd.

Do I have the right to vote on the Merger?

Yes, you do. That is the main purpose of this proxy statement. We are soliciting your vote in favor of the Merger.

Is Your Financial Condition Relevant to My Decision Whether to Vote for the Merger?

No, we do not believe that it is. The business of our company will not change, nor will any of our officers or directors. Further, no shares of our stock are being issued to a third party as a result of the merger.

How do I exchange my shares of common stock?

You do not. Your shares will automatically be converted into shares of common stock of Astralis Ltd. You have the right to vote on the Merger, but there is no step that you are required to take.

How many shares will I have after the Merger?

The number of shares you own will remain the same.

What is the Conversion Ratio?

The ratio is one for one.

What are the benefits of the re-incorporation?

         The purpose of the re-incorporation is to change the state of incorporation of the Company from Colorado to Delaware. The re-incorporation is intended to permit the Company to be governed by the Delaware General Corporation Law (which we refer to as the "Delaware law") rather than by the Colorado Business Corporation Act (which we refer to as the "Colorado law").

          Our board of directors has determined that reincorporation in Delaware is in the best interests of our shareholders for the following reasons. The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that state. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation. It is anticipated that the General Corporation Law of Delaware will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and its relationships and contacts with others.

         In addition, Delaware law has several provisions that we believe are conducive to our operations and are advantageous compared to Colorado law, including the fact that shareholders can act by majority written consent, and the fact that the minimum amount of notice that must be provided to the shareholders under certain circumstances, such as increasing authorized capital, is shorter, which allows for quicker and more efficient action by the board.

What are the disadvantages of the re-incorporation?

         Despite the belief of the Board that the re-incorporation is in the best interests of Astralis Pharmaceuticals, Ltd. and that of our shareholders, Colorado and Delaware law differ in some respects. Delaware law may not afford shareholders the same rights as Colorado law. For a comparison of shareholders' rights and the powers of management under Delaware and Colorado law, see "Proposal I - Approval of the Merger Agreement" below.

What is the effect of the re-incorporation on the Company?

         The re-incorporation has been unanimously approved by our Board, based on the plan of merger that is attached hereto as Exhibit A. Upon receiving shareholder approval, the plan of merger will become effective when the approved plan of merger is filed with and accepted for record by the Secretary of State of Colorado and the Secretary of State of Delaware as Articles of Merger. This filing is anticipated to be made as soon as possible after the Meeting. At the effective time of the Merger:

         We will be merged with and into Astralis Ltd., with Astralis Ltd. being the surviving corporation in the Merger;

         The first board of directors of Astralis Ltd. will be the same as the Board;

         The Company will cease to be governed by Colorado law and will be governed as Astralis Ltd. under Delaware law; and

         Astralis Ltd. will be governed by the certificate of incorporation and bylaws of Astralis Ltd., which are appended as Exhibits B and C to this proxy statement.

         The re-incorporation is subject to conditions, including approval by a majority of the votes entitled to be cast at the Meeting.

What is the effect of the re-incorporation on the holders of our securities?

         The re-incorporation will have minimal effect on our existing security holders. At the effective time of the Merger, unless shareholders exercise their dissenters' rights as described herein, all our securities will be converted into securities of Astralis Ltd.. At the effective time of the Merger, the conversion will occur as follows:

         All of our common stock will be converted into shares of common stock, $.0001 par value, of Astralis Ltd.;

         Each share certificate that represented a share of our common stock immediately prior to the effective time of the Merger will thereafter be deemed to represent one share of Astralis Ltd.'s common stock without any action on the part of the holder;

         Each of our warrants and any other of our outstanding securities immediately prior to the effective time of the Merger will thereafter be deemed to represent like securities of Astralis Ltd., with like conversion rights into common shares of stock of Astralis Ltd. without any action on the part of the holder.

Will the business of Astralis Pharmaceuticals, Ltd. change after the re-incorporation?

         No. The re-incorporation will not result in any change in our business, directors, management, fiscal year, assets or liabilities or the location of its principal executive offices. Astralis Ltd. will also have its principal office located at 135 Columbia Turnpike, Suite 301, Florham Park, NJ, 07932. Astralis Ltd. has no current business operations, as it was incorporated for the sole purpose of effecting the Merger with us. Upon the merger of our company into Astralis Ltd., Astralis Ltd. will conduct the business that we are currently conducting.

         Each share of Astralis Ltd.'s common stock outstanding after the effective time of the merger will entitle the holder thereof to voting rights (except as provided below), dividend rights and liquidation rights equivalent to the rights of holders of our common stock prior to the effective time of the Merger. Shares of our common stock are currently traded on the over-the-counter market and are quoted on the OTC Bulletin Board under the symbol "ASTR." Following the effective date of the Merger, shares of Astralis Ltd.'s common stock will be traded on the over-the-counter market and will be quoted on the OTC Bulletin Board under the same symbol, "ASTR."

         If the re-incorporation is approved and the Merger is completed, we will take action as necessary to provide that all rights of participants in our current stock option plan to receive stock options and restricted stock, will become substantially identical rights to receive grants of stock options and restricted stock with respect to Astralis Ltd.'s common stock, and the right to purchase Astralis Ltd.'s common stock, respectively. These new rights will be on substantially identical terms and conditions as set forth in our current stock option plan.

How do the rights of shareholders compare before and after the re-incorporation?

         We are organized as a corporation under the laws of Colorado. If the re-incorporation is approved, we will be merged with Astralis Ltd. and will then be a corporation organized under the laws of Delaware following the merger. As a Colorado corporation, we are governed by: Colorado law, our articles of incorporation and our bylaws. As a Delaware corporation, following the re-incorporation, we will be governed by: Delaware law, Astralis Ltd.'s certificate of incorporation attached to this proxy statement as Exhibit B, as may be further amended from time to time and Astralis Ltd.'s bylaws attached to this proxy statement as Exhibit C, as may be further amended from time to time.

         The material differences between the applicable Colorado and Delaware law and among these various documents are summarized below. The comparison of certain rights of our shareholders before and after the re- incorporation set forth below is not complete and is subject to and qualified in its entirety by reference to Colorado law, Delaware law, Astralis Ltd.'s certificate of incorporation, Astralis Ltd.'s bylaws, and our articles of incorporation and our bylaws, copies of which may be obtained from us by writing to Gina Tedesco, Secretary, at: Astralis Pharmaceuticals, Ltd., 135 Columbia Turnpike, Suite 301, Florham Park, NJ, 07932.

Will the shares to be issued in the Merger be freely trading?

The shares that are not currently freely trading will remain restricted. No shares will be "issued" as that term is typically understood. Rather, currently outstanding shares will be converted into shares of Astralis Ltd.

The person and entities who acquired shares of our common stock under the Contribution Agreement and the Offering were granted registration rights with respect to their shares of common stock. Although we intend to file a registration statement with respect to these shares, we cannot assure you that the Commission will declare that registration statement effective within a certain period of time, if at all.

Even if the shares of common stock are registered, however, other restrictions will still apply. Certain securities may not be freely traded by affiliates, generally defined by the Commission as being in a control relationship with the issuer. None of the foregoing, however, will affect the status of the currently issued and freely trading shares of our common stock. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading.

When do you expect the Merger to be completed?

We hope to complete the Merger as soon as possible, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed to the satisfaction of the parties.

What are the tax consequences of the Merger?

The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, no gain or loss would generally be recognized by our U.S. shareholders upon receipt of shares of common stock in Astralis Ltd. pursuant to the Merger. We believe, but cannot assure you, that there will no fiscal consequences whatsoever for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

What remedy do I have if I did not vote for the Merger?

You have dissenting shareholders' rights to have your shares of stock redeemed at fair value if you dissent to the Merger and if you follow the procedures that are explained in more detail in "Item 3 -- Dissenters' Rights of Appraisal" above.

What do I need to do in order to vote?

After reading this document, you will need to execute the Proxy Card provided you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the meeting and vote in person. There is no legal distinction between the two methods.

Who can help answer my questions?

If you have more questions about the Merger you should contact Douglas A. Satzger, Esq., at:

         Riker, Danzig, Scherer, Hyland, & Perretti, LLP
         Headquarters Plaza
         One Speedwell Avenue
         Morristown, NJ 07692-1981

         Telephone No.:    (973) 538-0800
         Facsimile No.:    (973) 538-1984

If you have questions about our business, you should contact Mike Ajnsztajn, President, at:

         Astralis Pharmaceuticals, Ltd.
         135 Columbia Turnpike, Suite 301
         Florham Park, NJ, 07932

         Telephone No.:  (973) 377-8008
         Facsimile No.:   (973) 377-8009

                                   PROPOSAL 1

                        APPROVAL OF THE MERGER AGREEMENT

General

         The Board has recommended that the Company's state of incorporation be changed from Colorado to Delaware. Reincorporation in Delaware will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

         In order to effect the Company's reincorporation (the "Reincorporation") in Delaware, the Company will be merged with and into a newly formed, wholly owned subsidiary incorporated in Delaware. Prior to the merger (the "Merger"), the Delaware subsidiary will not have engaged in any activities except in connection with the proposed transaction. The mailing address of the Delaware subsidiary's principal executive offices and its telephone number are the same as those of the Company's. As part of its approval and recommendations of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company will be merged with and into the Delaware corporation. The full texts of the Merger Agreement and the Certificate of Incorporation and By-Laws of the successor Delaware corporation under which the Company's business would be conducted after the Merger are set forth as Exhibit A, Exhibit B and Exhibit C respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

         In the following discussion of the proposed Reincorporation, the term "Astralis-CO" refers to the Company as currently organized as a Colorado corporation; the term "Astralis-DE" refers to the newly formed Delaware corporation that will be the surviving corporation after the completion of the transaction; and the term "Company" includes either or both, as the context may require without regard to the state of incorporation.

         Upon shareholder approval of the Reincorporation and upon acceptance for filing of the appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of Colorado, Astralis-CO will be merged with and into Astralis-DE pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law (the "GCL") and the Certificate of Incorporation and By-Laws set forth in Exhibit B and Exhibit C, respectively. Upon the effective time of the Reincorporation, each outstanding share of stock of Astralis-CO will automatically be converted into one share of the corresponding class of stock of Astralis-DE. Outstanding derivatives to purchase shares of Common Stock of Astralis-CO will be converted into derivatives to purchase the same number of shares of the Common Stock of Astralis-DE.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF ASTRALIS-DE. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

         The Board believes that the Reincorporation will provide greater flexibility for both the management and business of the Company.

         Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

         The Company is a Colorado corporation and the Colorado Business Corporation Act (the "BCA") and the Articles of Incorporation and the By-Laws of the Company govern the rights of its shareholders. Astralis-DE is a Delaware corporation and the rights of it shareholders are governed by the GCL and the Certificate of Incorporation and By-Laws of Astralis-DE.


  Significant Differences Between the Corporation Laws of Colorado and Delaware

    -------------------------------------------------------------------------

         The Certificate of Incorporation and By-Laws for Astralis-DE will be governed by Delaware law. In contrast, the Company's current Articles of Incorporation and By-Laws are governed by Colorado law. The corporation laws of Colorado and Delaware differ in many respects. Although all the differences are not described in this Proxy Statement, certain provisions, which could materially impact the rights of shareholders of the Company as compared to the rights of stockholders in Astralis-DE, are discussed below.

Removal of Directors

         Directors may generally be removed with or without cause under the laws of both Colorado and Delaware, with the approval of a majority of the outstanding shares entitled to vote in an election of directors.

Colorado

         A director of a corporation that does not have a staggered board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors unless the corporation's Articles of Incorporation require cause. Astralis-CO's Articles of Incorporation provide that a director cannot be removed absent a showing of fraud or self-dealing. In the case of a Colorado corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. The Articles of Incorporation and By-Laws of Astralis-CO do not provide for the establishment of a classified board of directors and do not provide for cumulative voting.

Delaware

         A director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of Astralis-DE provides that any director elected by the holders of shares of Common Stock may only be removed for cause and only by the vote of a majority of the entire Board of Directors. A director elected by the holders of shares of Preferred Stock may only be removed by the vote of the holders of a majority of the shares of Preferred Stock.

Indemnification and Limitation of Liability of Directors, Officers and Other Agents

         Delaware and Colorado have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states permit, with certain exceptions, a corporation to adopt provisions in its articles or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability of directors, officers and other agents.

Colorado

         The By-Laws of the Astralis-CO provide for the indemnification of directors of the corporation to the fullest extent permissible under Colorado law. Colorado law does not permit the elimination of monetary liability where the director is adjudged liable to the corporation in an action brought by the corporation or where a director has been adjudged to have derived improper personal benefit. Generally, a director is indemnified when the director acts in good faith, believes that the conduct is in the best interests of the corporation and had no reason to believe that the conduct was criminal.

         For indemnification, Colorado law requires a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a vote of the shareholders.

         Colorado law requires indemnification of director expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise, unless limited by the Articles of Incorporation.

         A director may also apply for and obtain indemnification as ordered by a court under circumstances where the court deems the director is entitled to mandatory indemnification under Colorado law or when, under all the facts and circumstances, it deems it fair and reasonable to award indemnification even though the director has not strictly met the statutory standards. An officer is also entitled to apply for and receive court awarded indemnification to the same extent as a director.

         A corporation cannot indemnify its directors by any means (other than under a third party insurance contract) if to do so would be inconsistent with the limitations on indemnification set forth in the BCA.

         A Colorado corporation may indemnify officers, employees, fiduciaries and agents to the same extent as directors, and may indemnify those persons to a greater extent than is available to directors if to do so does not violate public policy and is provided for in a bylaw, a general or specific action of the board of directors or shareholders or in a contract.

Delaware

         The Certificate of Incorporation of Astralis-DE also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of or otherwise relieve its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         Delaware law generally permits indemnification of expenses, including attorney's fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

         Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to Colorado law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. A court may impose limitations on indemnification, however, based on principles of public policy. Delaware law provides that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Both Colorado and Delaware law require indemnification when a director or officer has successfully defended an action on the merits or otherwise.

         Expenses incurred by an officer or director in defending an action may be paid in advance under Colorado and Delaware law if the director or officer undertakes to repay the advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Inspection of Shareholder List

         Both Delaware and Colorado law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interests as a shareholder.

Consideration for Issuance of Shares

Colorado

         Under Colorado law, shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

         In addition, under Colorado law, shares may not be issued for consideration consisting of a promissory note of the subscriber or an affiliate of the subscriber unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. The note must reflect a promise to pay independent of the collateral and cannot be a "non-recourse" note. Under Colorado law, shares with a par value may be issued for consideration less than such par value.

Delaware

         Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

         In the absence of "actual fraud," in the transaction, the judgment of the board as to the value of the consideration shall be conclusive.

         No provisions restrict the ability of the board to authorize the issuance of stock for a promissory note of any type, including an unsecured or nonrecourse note or a note secured only by the shares.

         Shares with par value cannot be issued for consideration with a value that is less than the par value. Shares without par value can be issued for any consideration determined to be valid by the board.

Dividends and Repurchases of Shares

Colorado

         Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. Colorado law permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Delaware

         The concepts of par value, capital and surplus are retained under Delaware law. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Shareholder Voting on Mergers and Certain Other Transactions

         Both Delaware and Colorado law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

Colorado

         Colorado law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the existing articles of incorporation, (ii) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized, unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.


Delaware

         Delaware law contains a similar exception to its voting requirements for reorganizations where shareholders of the surviving or acquiring corporation, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than eighty percent (80%) of the voting power of the surviving or acquiring corporation or its parent entity.

         Both Delaware law and Colorado law also require that a sale of all or substantially all of the assets of a corporation otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

         Both Colorado and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the articles or certificate of incorporation that adversely affects a specific class of shares or where the designation of the class of securities includes such a right.

Stockholder Approval of Certain Business Combinations Under Delaware Law

         In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the GCL, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

         Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

         For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation of a direct or indirect majority-owned subsidiary equal in aggregate market value of ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increases the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

         The three-year moratorium imposed on business combinations by Section 203 does not apply if:

         (i) Prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

         (ii) Upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

         (iii) On or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (662/3%) of the outstanding voting stock not owned by the interested stockholder. Section 203 only applies to certain publicly held corporations that have a class of voting stock that is

                  (a)      Listed on a national securities exchange,

                  (b) Quoted on an interdealer quotation system of a registered national securities association or

                  (c)      Held of record by more than 2,000 stockholders.

         Section 203 will encourage any potential acquiror to negotiate with Astralis-DE's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Astralis-DE in which all Stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Astralis-DE will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Astralis-DE's shares over the then-current market price.
Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

Interested Director Transactions

         Under both Delaware and Colorado law, contracts or transactions in which one or more of a corporation's directors has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law (i) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (ii) the contract or transaction must have been fair as to the corporation. The same requirements apply under Delaware law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board. If board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

Loans to Directors and Officers

Colorado

         The board of directors cannot make a loan to a director or officer (or any entity in which such person has an interest), or guaranty any obligation of such person or entity, until at least ten (10) days after notice has been given to the shareholders who would be entitled to vote on the transaction if it were being submitted for shareholder approval.

Delaware

         The board of directors may make loans to, or guaranties for, directors and officers on such terms as they deem appropriate whenever, in the board's judgment, the loan can be expected to reasonably benefit the corporation.

Shareholder Derivative Suits

         Under both Delaware and Colorado law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

Colorado

         Colorado law provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond unless the shareholder holds at least five percent (5%) of the total shares or the market value of the shares is at least $25,000. If the shareholder is unsuccessful, the shareholder is liable for the defendant's costs and reasonable expenses, but not attorney's fees.

Delaware

         Delaware does not have a similar bonding requirement.

Appraisal/Dissenters' Rights

         Under both Delaware and Colorado law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal/dissenters' rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

Colorado

         Dissenters' rights are not available to shareholders of a corporation if the merger does not require shareholder approval or if the corporation's shares are listed on a national securities exchange registered under the Securities Act of 1934, as amended(the "Exchange Act") or on a National Association of Securities Dealers Automated Quotations System (the "Nasdaq"), or if there are more than 2,000 shareholders at the time of the record date for notice of the shareholders' meeting where the vote will occur. Dissenters' rights will be available to shareholders with respect to Proposal One. Astralis-CO's shares trade on the Over-the-Counter Bulletin Board (the "OTC BB"), and thus do not qualify under the foregoing market-out exceptions.

Delaware

         Appraisal rights are not available (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders, if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law. The legislation is unclear with respect to shares traded on the OTC BB, but the Company has been advised by its counsel that the market-out exception provided by Delaware law would likely have resulted in the lack of availability of dissenters' rights were the Company presently a Delaware corporation.

Dissolution

Colorado

         For corporations formed prior to July 1, 1994, after the board of directors recommends a voluntary dissolution to the shareholders, it must be approved by two-thirds of all the votes entitled to be cast for each voting group, unless the articles of incorporation provide for a lesser number. In the event of such a board-initiated dissolution, Colorado law allows a Colorado corporation to include in its articles of incorporation, by-laws adopted by the shareholders or as part of the board recommendation, a super-majority (greater than a simple majority) voting requirement in connection with dissolutions. Under Colorado law, individual shareholders may only initiate dissolution by way of a judicial proceeding.

         Astralis-CO's Articles of Incorporation provide that the corporation shall be dissolved upon the affirmative vote of the shareholders of at least a majority of the shares entitled to vote thereon at a meeting called for that purpose, or when authorized or ratified by the written consent of all the shareholders of the shares entitled to vote thereon.

         Further, the Articles of Incorporation of Astralis-CO provide that the corporation shall revoke voluntary dissolution proceedings upon the affirmative vote of the shareholders of at least a majority of the shares entitled to vote at a meeting called for that purpose, or when authorized or ratified by the written consent of all the shareholders of the shares entitled to vote.


Delaware

         Unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the board of directors initially approves the dissolution may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board initiated dissolution, Delaware law allows a Delaware corporation to provide for, in its certificate of incorporation, a super-majority (greater than a simple majority) voting requirement in connection with dissolutions. Astralis-DE's Certificate of Incorporation contains no such super-majority requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Astralis-DE that had previously been approved by its Board of Directors.

                            Shareholder Vote Required

         Approval of the Merger Agreement will, pursuant to Article 111 of Title 7 of the Colorado Business Corporation Law (the "BCA"), require the affirmative vote of a majority of the shares entitled to be cast therefor.

         The Board of Directors recommends a vote FOR the approval of the Merger Agreement.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Neither the Company nor Astralis Ltd. undertakes an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more Shareholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgement.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.

                              SHAREHOLDER PROPOSALS

         In order to be included in the materials for the Company's Annual Meeting of Shareholders, which the Company anticipates holding in February 2002, Shareholder proposals must be received by the Company on or before January 15, 2002.

By Order of the Board of Directors,

/s/ Mike Ajnsztajn
-------------------------
Mike Ajnsztajn
President and Director

November 16, 2001